UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 23, 2011
(Date of earliest event reported)

SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12616	38-2730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27777 Franklin Rd.
Suite 200
Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 208-2500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A is being filed solely to amend the financial statements and exhibits previously provided in Item 9.01 of the Current Report on Form 8-K filed on June 29, 2011.

Item 9.01	Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statement information relating to the acquisition of 17 manufactured home communities and 1 recreational vehicle community from certain entities of Kentland Corporation (the “Kentland Communities”) and the pro forma information relating to the acquisition of Kentland Communities and Orange City RV Resort (“Orange City”).  As these properties will be directly or indirectly owned by entities that will elect or have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

(a)	Financial Statements of Business Acquired
Report of Independent Registered Public Accounting Firm
Statements of Revenue and Certain Expenses for the three months ended March 31, 2011
(unaudited) and the year ended December 31, 2010
Notes to Statements of Revenues and Certain Expenses

(b)	Unaudited Pro Forma Financial Information
Unaudited Pro Forma Condensed Balance Sheet of Sun Communities, Inc. as of March 31, 2011
Unaudited Pro Forma Condensed Consolidated Statement of Operations of Sun Communities, Inc.
for the three months ended March 31, 2011
Unaudited Pro Forma Condensed Consolidated Statement of Operations of Sun Communities, Inc.
for the year ended December 31, 2010
Notes to Pro Forma Condensed Consolidated Financial Statements of Sun Communities, Inc.

(c)	Exhibits

   Exhibit No.      Description

2.1*
Master Contribution Agreement dated April 1, 2011 by and among Sun Communities, Inc., Sun Communities Operating Limited Partnership, and Kentland Corporation, Wilbur A. Lettinga, William B. Lettinga and Michael Lettinga

2.2*
Contribution Agreement (Tamarac Village) dated as of May 5, 2011 by and among Tamarac Village Holding Company MHP Holding Company #2, LLC, Tamarac Village Holding Company MHP Holding Company #1, LLC, Tamarac Village Mobile Home Park Limited Partnership, and  Sun Communities Operating Limited Partnership (form of Contribution Agreement for the following properties: Apple Carr Village, Brookside Village, Dutton Mill Village, Hickory Hills Village, Holiday West Village, Leisure Village, Oak Island Village, Southwood Village, Sycamore Village, Warren Dunes Village and Waverly Shores Village)

2.3*
Contribution Agreement (Country Meadows Village) dated as of May 5, 2011 by and among Country Meadows Village Holding Company MHP Holding Company #2, LLC, Country Meadows Village Holding Company MHP Holding Company #1, LLC, Country Meadows Village Mobile Home Park Limited Partnership, and  Sun Communities Operating Limited Partnership (form of Contribution Agreement for the following properties: Cider Mill Village, Country Hills Village, Hidden Ridge RV Park, Pinebrook Village and Windsor Woods Village)

2.4*	Membership Interest Purchase Agreement dated as of June 23, 2011 by and among Wilbur A. Lettinga, William B. Lettinga, Michael Lettinga and Sun Home Services, Inc.

4.1*	Registration Rights Agreement dated June 23, 2011 among Sun Communities, Inc., and the holders of Series A-1 Preferred Units that are parties thereto

10.1*	Two Hundred Seventy Fifth Amendment to the Second Amended and Restated Limited Partnership Agreement of Sun Communities Operating Limited Partnership dated as of June 23, 2011

10.2*
Term Loan Agreement dated June 23, 2011 among Cider Mill Village Mobile Home Park, LLC, Country Hills Village Mobile Home Park, LLC, Country Meadows Village Mobile Home Park, LLC, Sun Orange City LLC and Bank of America, N.A.

10.3*
Promissory Note, dated June 23, 2011, in the original principal amount of $15,530,000, made by Cider Mill Village Mobile Home Park, LLC, Country Hills Village Mobile Home Park, LLC, Country Meadows Village Mobile Home Park, LLC and Sun Orange City LLC in favor of Bank of America, N.A.

   Exhibit No.      Description

10.4*	Term Loan Agreement dated June 23, 2011 among Pinebrook Village Mobile Home Park, LLC, Windsor Woods Village Mobile Home Park, LLC and Bank of America, N.A.

10.5*
Promissory Note, dated June 23, 2011, in the original principal amount of $7,400,000, made by Pinebrook Village Mobile Home Park, LLC, Windsor Woods Village Mobile Home Park, LLC in favor of Bank of America, N.A.

23.1**	Consent of Grant Thornton LLP

99.1*	Press release issued June 29, 2011

_____________
*    Previously filed as exhibits to the Current Report on Form 8-K as filed with Securities and Exchange
      Commission on June 29, 2011.
**  Filed herewith

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Sun Communities, Inc.

We have audited the accompanying combined statement of revenues and certain expenses (the “Statement”) of Kentland Communities (the “Communities”) for the year ended December 31, 2010. This Statement is the responsibility of the Communities' management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Statement as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Communities' internal control over financial reporting as it relates to the Statement.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in this Form 8-K/A of Sun Communities, Inc.) as discussed in Note 1 to the Statement and is not intended to be a complete presentation of the Communities' revenues and expenses.

In our opinion, the Statement presents fairly, in all material respects, the revenues and certain expenses discussed in Note 1 to the Statement for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/S/ Grant Thornton LLP

Southfield, Michigan

July 18, 2011

KENTLAND COMMUNITIES
COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE THREE MONTHS ENDED MARCH 31, 2011 (unaudited) AND FOR THE
YEAR ENDED DECEMBER 31, 2010
(In thousands)

	(Unaudited) Three Months Ended March 31, 2011	Year Ended December 31, 2010

Revenues
Revenues	$5,032	$20,272
Home sales revenue	661	2,643
Interest income	73	188
Total revenues	$5,766	$23,103

Certain Expenses
Property operating and maintenance	$1,017	$5,381
Cost of sales	601	2,404
Real estate taxes	555	2,219
General and administrative expenses	174	559
Interest expense	1,093	4,493
Total certain expenses	3,440	15,056

Revenues in excess of certain expenses	$2,326	$8,047

See accompanying Notes to the Combined Statements of Revenues and Certain Expenses

KENTLAND COMMUNITIES
NOTES TO THE COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE THREE MONTHS ENDED MARCH 31, 2011 (unaudited)
 AND FOR THE YEAR ENDED DECEMBER 31, 2010

1.  Basis of Presentation

In June 2011, Sun Communities, Inc. (the “Company”), acquired 17 manufactured home communities and 1 recreational vehicle community (the “Property”) from an unaffiliated third party, certain limited partnerships and limited liability companies (collectively, the “Seller”) controlled by Kentland Corporation, Wilbur A. Lettinga, William B. Lettinga and Michael Lettinga.

The statements of revenues and certain expenses (the “Historical Summaries” or “Historical Summary”) have been prepared for the purpose of complying with the provision of Article 3-14 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included in certain filings with the SEC. The Historical Summary for the year ended December 31, 2010 is audited and includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summaries are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation and amortization expense and corporate general and administrative expenses. In the opinion of management, the accompanying interim statement of revenues and certain expenses reflects all adjustments of a normal and recurring nature that are considered necessary for a fair presentation of the results for the interim period presented.  Actual results could differ materially from the estimates in the near term, and the operating results for the interim period are not indicative of results for the year ending December 31, 2011.

2.  Significant Accounting Policies

Revenue Recognition

Rental income attributable to sites is recorded on a straight-line basis when earned from tenants. Leases entered into by tenants generally range from month-to-month to two years and are renewable by mutual agreement from us and the resident. Revenue from the sale of manufactured homes is recognized upon transfer of title at the closing of the sales transaction.  Interest income on notes receivable is recorded on a level yield basis over the life of the notes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions related to the reported amounts that affect the reported amounts of revenues and expenses during the reported periods.  Actual results could differ from those estimates.

Commitments and Contingencies

In connection with the ownership and operation of the Property, the Company may be potentially liable for costs and damages related to environmental matters. The Company has not been notified by any governmental authority of any non-compliance, liability or other claim related to the Property, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s revenues and certain expenses.

SUN COMMUNITIES, INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

In June 2011, the Company closed on the acquisition of Kentland Communities (“Kentland”), comprising 17 manufactured home communities and 1 recreational vehicle community, from certain limited partnerships and limited liability companies (collectively, the “Seller”) controlled by Kentland Corporation, Wilbur A. Lettinga, William B. Lettinga and Michael Lettinga. The 18 communities acquired are located in Michigan and comprise approximately 5,400 developed sites.

In May 2011, the Company acquired Orange City RV Resort (“Orange City”), a Florida recreational vehicle community comprising 525 developed sites, from NHC-FL7 L.P.

The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 is presented as if the Company acquired Kentland and Orange City on March 31, 2011. The following unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2011 and for the year ended December 31, 2010 are presented as if the Company had acquired Kentland and Orange City on January 1, 2010. This unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 and are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.  In the opinion of the Company’s management, the pro forma financial statements include all significant necessary adjustments that can be factually supported to reflect the effects of the acquisitions.

SUN COMMUNITIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2011
(In thousands)

	(Unaudited) March 31, 2011 (A)	Pro Forma Adjustments (B)		Pro Forma March 31, 2011
ASSETS
Investment property, net	$1,026,767	$137,301		$1,164,068
Cash and cash equivalents	4,857	-		4,857
Inventory of manufactured homes	3,140	1,150		4,290
Notes and other receivables	94,448	3,542		97,990
Other assets	30,863	10,223		41,086
TOTAL ASSETS	$1,160,075	$152,216		$1,312,291

LIABILITIES
Debt	$1,172,966	$75,379	(C)	$1,248,345
Lines of credit	62,889	29,503	(C)	92,392
Other liabilities	35,922	1,786		37,708
TOTAL LIABILITIES	$1,271,777	$106,668		$1,378,445

Commitments and contingencies

STOCKHOLDERS’ DEFICIT
Preferred stock	$-	$-		$-
Common stock	227	-		227
Additional paid-in capital	527,437	-		527,437
Accumulated other comprehensive loss	(1,860)	-		(1,860)
Distributions in excess of accumulated earnings	(560,335)	-		(560,335)
Treasury stock	(63,600)	-		(63,600)
Total Sun Communities, Inc. stockholders' deficit	(98,131)	-		(98,131)
Noncontrolling interests:				-
Preferred OP units	-	45,548	(D)	45,548
Common OP units	(13,571)	-		(13,571)
TOTAL STOCKHOLDERS’ DEFICIT	(111,702)	45,548		(66,154)
				-
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$1,160,075	$152,216		$1,312,291

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SUN COMMUNITIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2011
(In thousands, except per share data)

	Three Months Ended March 31, 2011 (E)	Kentland Communities & Orange City (F)	Pro Forma Adjustments		Pro Forma Three Months Ended March 31, 2011
REVENUES
Revenue	$54,130	$5,610	$-		$59,740
Home sales revenue	8,235	661	-		8,896
Rental home revenue	5,330	-	-		5,330
Interest income	2,068	73	-		2,141
Other loss	(49)	-	-		(49)
Total revenues	69,714	6,344	-		76,058

COSTS AND EXPENSES
Property operating and maintenance	13,458	1,313	-		14,771
Real estate taxes	4,115	581	-		4,696
Cost of home sales	6,491	601	-		7,092
Rental home operating and maintenance	3,673	-	-		3,673
General and administrative - real property	4,478	174	-		4,652
General and administrative - home sales and rentals	1,973	-	-		1,973
Acquisition related costs	249	-	(249	) (G)	-
Depreciation and amortization	16,679	-	1,871	(H)	18,550
Interest	15,406	1,125	(165	) (I)	16,366
Interest on mandatorily redeemable debt	826	-	-		826
Total expenses	67,348	3,794	1,457		72,599

Income (loss) before income taxes and equity loss from affiliates	2,366	2,550	(1,457)		3,459
Provision for state income tax	(131)	-	-		(131)
Income from affiliates, net	350	-	-		350
Net income (loss)	2,585	2,550	(1,457)		3,678
Less: Preferred return to preferred OP units	-	-	581	(J)	581
Less: Amounts attributable to noncontrolling interest	185	-	47	(K)	232
Net income (loss) attributable to Sun Communities, Inc.	$2,400	$2,550	$(2,085)		$2,865

Weighted average common shares outstanding:
Basic	20,808				20,808
Diluted	22,902				22,902

Earnings per share:
Basic	$0.12				$0.14
Diluted	$0.11				$0.13

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SUN COMMUNITIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(In thousands, except per share data)

	Twelve Months Ended December 31, 2010 (E)	Kentland Communities & Orange City (F)	Pro Forma Adjustments		Pro Forma Twelve Months Ended December 31, 2010
REVENUES
Revenue	$205,003	$21,879	$-		$226,882
Home sales revenue	31,945	2,643	-		34,588
Rental home revenue	20,480	-	-		20,480
Interest income	8,053	188	-		8,241
Other loss	489	-	-		489
Total revenues	265,970	24,710	-		290,680

COSTS AND EXPENSES
Property operating and maintenance	52,994	6,238	-		59,232
Real estate taxes	16,282	2,365	-		18,647
Cost of home sales	24,030	2,404	-		26,434
Rental home operating and maintenance	15,414	-	-		15,414
General and administrative - real property	17,182	559	-		17,741
General and administrative - home sales and rentals	7,628	-	-		7,628
Acquisition related costs	-	-	-		-
Depreciation and amortization	68,868	-	4,391	(H)	73,259
Interest	62,136	4,624	(614	) (I)	66,146
Interest on mandatorily redeemable debt	3,291	-	-		3,291
Total expenses	267,825	16,190	3,777		287,792

(Loss) income before income taxes and equity loss from affiliates	(1,855)	8,520	(3,777)		2,888
Provision for state income tax	(512)	-	-		(512)
Loss from affiliates, net	(1,146)	-	-		(1,146)
Net (loss) income	(3,513)	8,520	(3,777)		1,230
Less: Preferred return to preferred OP units	-	-	2,323	(J)	2,323
Less: Amounts attributable to noncontrolling interest	(630)	-	240	(K)	(390)
Net (loss) income attributable to Sun Communities, Inc.	$(2,883)	$8,520	$(6,340)		$(703)

Weighted average common shares outstanding:
Basic	19,168				19,168
Diluted	19,168				19,168

(Loss) earnings per share:
Basic	$(0.15)				$(0.04)
Diluted	$(0.15)				$(0.04)

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SUN COMMUNITIES, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A)	Derived from the Company’s unaudited consolidated balance sheet as of March 31, 2011.
(B)
Represents adjustment for the acquisition of the Kentland Communities and Orange City. The purchase price of $152.2 million has been allocated to investment property, net ($137.3 million), notes and other receivables ($3.5 million), inventory ($1.2 million), other assets ($9.1 million of in-place leases and $1.1 million of other assets), and other operating assets and liabilities assumed. The Company allocated the purchase price of the properties' tangible and intangible assets in accordance with ASC Topic 805, Business Combinations.

(C)
Represents the pro forma adjustments to debt for debt assumed, new financing and amounts outstanding on the Company’s unsecured line of credit. Actual funding may be from different sources and the pro forma borrowings assumed herein may not be indicative of actual results.

(D)	Represents preferred units of the operating partnership issued in conjunction with the acquisition of Kentland Communities. 455,476 units were issued at $100 par value.
(E)	Derived from the Company’s consolidated statements of operations for the twelve months ended December 31, 2010 and three months ended March 31, 2011 (unaudited).
(F)	Represents historical operating results of the properties.
(G)	Represents costs incurred through the period to acquire the properties which are not included in the pro forma statements.
(H)
Represents depreciation expense based on the cost of investment property using the straight-line method over the useful life of 30 years for land improvements and buildings, 7 to 15 years for furniture, fixtures and equipment, and 7 years for intangible assets.

(I)	Represents the adjustment to approximate amount of interest expense associated with new debt at LIBOR plus 3.0% (using an average LIBOR rate of 0.21%).
(J)	Represents the preferred return due to the preferred OP units at 5.1% for the first two years.
(K)	Represents the proportionate share of income attributable to noncontrolling interests of the pro forma adjustments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: July 28, 2011	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION
2.1*
Master Contribution Agreement dated April 1, 2011 by and among Sun Communities, Inc., Sun Communities Operating Limited Partnership, and Kentland Corporation, Wilbur A. Lettinga, William B. Lettinga and Michael Lettinga

2.2*
Contribution Agreement (Tamarac Village) dated as of May 5, 2011 by and among Tamarac Village Holding Company MHP Holding Company #2, LLC, Tamarac Village Holding Company MHP Holding Company #1, LLC, Tamarac Village Mobile Home Park Limited Partnership, and  Sun Communities Operating Limited Partnership (form of Contribution Agreement for the following properties: Apple Carr Village, Brookside Village, Dutton Mill Village, Hickory Hills Village, Holiday West Village, Leisure Village, Oak Island Village, Southwood Village, Sycamore Village, Warren Dunes Village and Waverly Shores Village)

2.3*
Contribution Agreement (Country Meadows Village) dated as of May 5, 2011 by and among Country Meadows Village Holding Company MHP Holding Company #2, LLC, Country Meadows Village Holding Company MHP Holding Company #1, LLC, Country Meadows Village Mobile Home Park Limited Partnership, and  Sun Communities Operating Limited Partnership (form of Contribution Agreement for the following properties: Cider Mill Village, Country Hills Village, Hidden Ridge RV Park, Pinebrook Village and Windsor Woods Village)

2.4*	Membership Interest Purchase Agreement dated as of June 23, 2011 by and among Wilbur A. Lettinga, William B. Lettinga, Michael Lettinga and Sun Home Services, Inc.

4.1*	Registration Rights Agreement dated June 23, 2011 among Sun Communities, Inc., and the holders of Series A-1 Preferred Units that are parties thereto

10.1*	Two Hundred Seventy Fifth Amendment to the Second Amended and Restated Limited Partnership Agreement of Sun Communities Operating Limited Partnership dated as of June 23, 2011

10.2*
Term Loan Agreement dated June 23, 2011 among Cider Mill Village Mobile Home Park, LLC, Country Hills Village Mobile Home Park, LLC, Country Meadows Village Mobile Home Park, LLC, Sun Orange City LLC and Bank of America, N.A.

10.3*
Promissory Note, dated June 23, 2011, in the original principal amount of $15,530,000, made by Cider Mill Village Mobile Home Park, LLC, Country Hills Village Mobile Home Park, LLC, Country Meadows Village Mobile Home Park, LLC and Sun Orange City LLC in favor of Bank of America, N.A.

10.4*	Term Loan Agreement dated June 23, 2011 among Pinebrook Village Mobile Home Park, LLC, Windsor Woods Village Mobile Home Park, LLC and Bank of America, N.A.

10.5*
Promissory Note, dated June 23, 2011, in the original principal amount of $7,400,000, made by Pinebrook Village Mobile Home Park, LLC, Windsor Woods Village Mobile Home Park, LLC in favor of Bank of America, N.A.

23.1**	Consent of Grant Thornton LLP

99.1*	Press release issued June 29, 2011

* Previously filed as exhibits to the Current Report on Form 8-K as filed with Securities and Exchange
     Commission on June 29, 2011.
** Filed herewith.